UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2004

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899 (Commission File Number)	59-0940416 (IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On September 2, 2004, Claire’s Stores, Inc. (the “Company”) issued a press release announcing same store sales for the four weeks ended August 28, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

     The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

     Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable

(b) Pro Forma Financial Information.

     Not applicable

(c) Exhibits.

     Exhibit 99.1 — Claire’s Stores, Inc. Press Release dated September 2, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
Date: September 2, 2004	By:	/s/ Ira D. Kaplan
Ira D. Kaplan
Chief Financial Officer

3

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Claire’s Stores, Inc. – September 2, 2004

4